                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K



                                CURRENT  REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report: (Date of earliest event reported): August 30, 1996


                                VERITAS DGC INC.
             (Exact name of registrant as specified in its charter)



              Delaware                              1-7427                             76-0343152
      (State of Incorporation)             (Commission File Number)         (IRS Employer Identification No.)



                                3701 Kirby Drive
                              Houston, Texas 77098
                    (Address of Principal Executive Offices)


                                  713/526-5611
              (Registrant's telephone number, including area code)


                                  Digicon Inc.
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        On August 30, 1996, Digicon Inc. (the "Company") and Veritas Energy Services Inc. ("Veritas") reported the closing of the previously announced merger of the two companies. In connection with the merger, the Company changed its name to "Veritas DGC Inc." and its common stock began trading on the New York Stock Exchange and The Toronto Stock Exchange under the ticker symbol "VTS."

        All Veritas common shares have been converted to Veritas exchangeable shares which will trade on The Toronto Stock Exchange under the symbol "VES" and which are exchangeable for the common stock of Veritas DGC Inc. The voting equity of Veritas is now held by Veritas DGC Inc. The August 30, 1996 joint news release of the Company and Veritas concerning the closing of this transaction and a copy of the agreements entered in connection therewith have been filed with the Securities and Exchange Commission as exhibits to this Form 8-K. This summary description of the transaction does not purport to be complete and is qualified by reference to such press release and exhibits.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

 (a) Financial statements of businesses acquired. The required financial statements have previously been filed in the Company's definitive proxy materials dated July 19, 1996.

 (b) Pro forma financial information. The required pro forma financial information has previously been filed in the Company's definitive proxy materials dated July 19, 1996.

 (c) Exhibits.

       Exhibit No.                                     Exhibit
       -----------                                     -------
           3.1             Restated Certificate of Incorporation of Digicon Inc. dated
                           August 30, 1996.  (Filed herewith.)

           9.1             Voting and Exchange Trust Agreement dated as of August 30, 1996 among Digicon Inc., Veritas Energy Services Inc. and The R-M
                           Trust Company.  (Filed herewith.)

           10.1            Support Agreement dated as of August 30, 1996 between Digicon
                           Inc. and Veritas Energy Services Inc.  (Filed herewith.)

           20.1            Joint Press Release of Digicon Inc. and Veritas Energy
                           Services, Inc. dated August 30, 1996. (Filed herewith.)

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 1996
                                        DIGICON INC.


                                        By:   /s/ Richard W. McNairy
                                            -------------------------------
                                                  Richard W. McNairy,
                                             Vice President and Principal
                                                   Financial Officer

                                EXHIBIT INDEX

       Exhibit No.                                     Exhibit
       -----------                                     -------
           3.1             Restated Certificate of Incorporation of Digicon Inc. dated
                           August 30, 1996.  (Filed herewith.)

           9.1             Voting and Exchange Trust Agreement dated as of August 30, 1996 among Digicon Inc., Veritas Energy Services Inc. and The R-M
                           Trust Company.  (Filed herewith.)

           10.1            Support Agreement dated as of August 30, 1996 between Digicon
                           Inc. and Veritas Energy Services Inc.  (Filed herewith.)

           20.1            Joint Press Release of Digicon Inc. and Veritas Energy
                           Services, Inc. dated August 30, 1996. (Filed herewith.)